PotlatchDeltic

Why Invest in PotlatchDeltic

INVESTOR PRESENTATION

Q1 2022


PotlatchDeltic

Forward-Looking Statements & Non-GAAP Measures

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, statements about the company's business model, effect of change in lumber prices on annual EBITDDA, expected continuation of favorable industry fundamentals, percentage of acres harvested and number of seedlings planted each year, percent of Idaho sawlogs indexed to the price of lumber, amount of carbon removed and sequestered and greenhouse gas emitted each year, percent of sawlogs used internally, North American lumber demand and production, anticipated insurance coverage for funding of the Ola sawmill rebuild, projected U.S. demand for mass timber and benefits and carbon impact resulting from mass timber use, capital allocation strategy, growing dividend and dividend yield, share repurchases, future capital expenditures and anticipated return on capital expenditures, debt metrics, investment grade credit rating, future company performance, the U.S. housing market, including housing starts, and similar matters. These forward-looking statements are based on current expectations, estimates, assumptions, and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in: timberland values, timber harvest levels on the company's lands, timber prices, policy regarding governmental timber sales, the United States and international economies, U.S. job growth, U.S. bank lending practices, the level of domestic construction activity, international tariffs, quotas, and trade agreements involving wood products, domestic and international demand for wood products, production and production capacity in the forest products industry, competitive pricing pressures for the company's products, general and industry specific environmental laws and regulations, fuel and energy costs, raw material and other costs, and tax laws that could reduce the benefits associated with REIT status. Results may also differ materially because of unanticipated manufacturing interruptions, unforeseen environmental liabilities or expenditures, climate change and weather conditions, an inability to satisfy complex rules in order to remain qualified as a REIT, other events beyond our control, such as the impact of disease epidemics and pandemics, such as the outbreak of Covid-19 and its variants, governmental responses to such outbreaks, and anticipated recovery from the pandemic on our business, suppliers, customers and employees, and other risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements.

NON-GAAP MEASURES

This presentation presents non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP is included in this presentation which is available on the company's website at www.PotlatchDeltic.com.

BEGIN YOUR DISCOVERY

Why Invest in PotlatchDeltic

PotlatchDeltic's high-quality, well-managed portfolio of assets is ideally positioned to take advantage of favorable industry fundamentals. We have the **HIGHEST DIRECT LEVERAGE** to lumber prices of the timber REITs along with the **STABILITY** of timberlands, which support a sustainable and growing dividend.



High Quality Timberlands



Top 10 Lumber Producer in the U.S.



Stratifying Land to Deliver Value

PotlatchDeltic is a $4 Billion Timber Real Estate Investment Trust (REIT) Focused on:

GROWING & HARVESTING TREES SUSTAINABLY

BEING PART OF THE SOLUTION TO CLIMATE CHANGE

MANUFACTURING LUMBER & PLYWOOD

SELLING DEVELOPED & RURAL LAND

1.8

Million Acres of Timberland

7

Manufacturing Facilities that Produce Lumber and Plywood


SPOKANE, WA
ST. MARIES
BEMIDJI
GWINN
LITTLE ROCK
OLA
WALDO
WARREN
Timberlands
Wood Products Facilities
Chenal Real Estate
Headquarters



THREE BUSINESS SEGMENTS

We Operate Three Business Segments

Timberlands

We own 1.8 million acres of timberland in Idaho and the U.S. South that we manage on a sustainable basis using **ENVIRONMENTAL BEST PRACTICES**.



Wood Products

We rank as a top 10 lumber producer in the U.S. with 1.1 billion board feet of capacity. We also own an industrial grade plywood mill with 150 million square feet of capacity. We are focused on growing our Wood Products business through **HIGH RETURN CAPITAL PROJECTS**.



Real Estate

We identify and monetize acres that have a **HIGHER VALUE** than timberland through rural land sales and a master-planned community in Little Rock, Arkansas.



We are the Best Timber REIT Play on Housing Because Our Integrated Strategy Provides the Highest Direct Leverage to Lumber Prices

Indexed Idaho Sawlogs

&

Top 10 Lumber Manufacturer

HIGHEST DIRECT LEVERAGE TO LUMBER PRICES[1]


65%
24%
41%
34%
0%
0%
PCH
WY
RYN
CTT
$10 per MBF in Lumber Price
=
$12 Million in PCH EBITDDA
Indexed Idaho Sawlogs
Lumber

1 | Source: Public filings 2016-2021.

INTEGRATED STRATEGY

Our Footprint Maximizes the Benefit of Structurally Higher Lumber Prices on a Regional Basis

Idaho

NET LUMBER EBITDDA EXPOSURE[1]


70%

INTEGRATION[3]


45%
65%

- Timberland Sawlogs Sold Internally[2]
- Mill Sawlogs Sourced Internally

Sawlogs Indexed to Lumber Prices

U.S. South

NET LUMBER EBITDDA EXPOSURE[1]


70%

INTEGRATION[3]


50%
50%

- Timberland Sawlogs Sold Internally
- Mill Sawlogs Sourced Internally

Long on Manufacturing Due to Natural Hedge

Lake States

NET LUMBER EBITDDA EXPOSURE[4]


100%

INTEGRATION[3]


0%
100%

- Mill Sawlogs Sourced Externally

Long on Manufacturing

1 | 5-year average EBITDDA exposure of Timberlands and Wood Products segment.
2 | The sawlog prices are indexed to the price of lumber along with additional 30% of volume sold externally.
3 | Based on 2021 results.
4 | As of the end of 2020 after completing the last large Minnesota timberland sale.

PotlatchDeltic is Well Positioned to Take Advantage of Favorable Housing Fundamentals

U.S. HOUSING STARTS


ACTUAL[1]
FORECAST[2]
AVERAGE TOTAL STARTS
SINCE 1970: 1.5 MILLION
THOUSANDS
2,500
2,000
1,500
1,000
500
0
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022F
2024F
Single Family
Multifamily

"New residential construction is on the cusp of a multiyear boom."

- FEA



Millennials Shifting to Home Ownership

Resale Home Inventory Remains Low

Repair and Remodel Expected to Remain Strong

1 | Source: U.S. Census Bureau.

2 | Source: FEA.

Lumber Prices are Expected to Remain Above Historical Averages Due to Growing Lumber Demand and Constrained Supply

NORTH AMERICAN LUMBER DEMAND VS CAPACITY (BBF) WITH LUMBER PRICE[1]


% Capacity Ratios
FORECAST[1]
90
80
70
60
50
40
30
20
10
0
BBF
68%
86%
87%
91%
$800
$700
$600
$500
$400
$300
$200
$100
$/MBF
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
Capacity
Lumber Demand
Random Lengths Composite (Annual Average)

1 | Source: FEA.

Our Sustainably Managed Timberlands are Part of the Solution to Climate Change

NET CARBON ATMOSPHERIC REMOVALS & STORAGE[1]

SCOPE 1/2

NET ANNUAL CARBON REMOVALS

- − REMOVALS IN OUR TIMBERLANDS
- + HARVEST
- − NET CHANGE IN REGIONAL FORESTS FOR OUR EXTERNAL FIBER SOURCING

SCOPE 3

WOOD PRODUCTS CARBON VAULT

- − STORED IN PRODUCTS FROM LOGS WE GROW AND SELL
- − STORED IN PRODUCTS WE MANUFACTURE
- − STORED IN PRODUCTS FROM MILL WOOD RESIDUALS THAT WE SELL

-4.4 Million Metric Tons CO_2e

GREENHOUSE GAS EMISSIONS[1]

SCOPE 1/2

- + OUR GHG EMISSIONS
- + GHG EMISSIONS FROM ELECTRICITY PURCHASED

SCOPE 3

- + EMISSIONS FROM UPSTREAM AND DOWNSTREAM

+2.7 Million Metric Tons CO_2e

1 | Data as of 2020. Carbon removals using year-end 2020 land base. Greenhouse gas emissions preliminary estimates using NCASI screening tool.

Demand for Lumber Used in Nonresidential Construction is Also Poised for Growth as Environmentally Beneficial Tall Wood Buildings Take Market Share from Steel and Concrete

BENEFITS OF MASS TIMBER IN TALL BUILDINGS



- **Environmental Sustainability** & CARBON STORAGE
- **Aesthetics**
- **Energy & Thermal** PERFORMANCE
- ICC APPROVED TO **18 Stories**
- STRUCTURAL **Strength & Stability**
- **Faster & Easier** TO BUILD
- **Performs** WELL IN FIRE

CARBON VAULT

Wood is 50% Carbon BY WEIGHT

LUMBER CO_2 PRODUCTION INTENSITY[1]

- **25%** LESS THAN CONCRETE
- **50%** LESS THAN STEEL

SUBSTITUTION[2]

SUBSTITUTION COULD PREVENT **14 to 31%** OF GHG EMISSIONS

1 | Source: The economic emissions benefits of engineered wood products in a low-carbon future, MIT Joint Program on the Science and Policy of Global Change, June 2018.

2 | Source: Chadwick Dearing Oliver, Nedal T. Nassar, Bruce R. Lippke, James B. McCarter (2014) Carbon, Fossil Fuel, And Biodiversity Mitigation with Wood and Forests, Journal of Sustainable Forestry.

The Power of our Strategy is Evidenced by our Strong Financial Performance

POTLATCHDELTIC HISTORICAL ADJUSTED EBITDDA[1]


$ MILLIONS
$750
$675
$600
$525
$450
$375
$300
$225
$150
$75
$0
$134 MILLION
$196 MILLION
$297 MILLION
$179 MILLION
$382 MILLION
$653 MILLION
2016
2017
2018
2019
2020
2021

Our well-managed portfolio of assets and our business strategy are well-aligned with favorable housing fundamentals.
Our **HIGHEST DIRECT LEVERAGE** to lumber prices resulted in record annual Adjusted EBITDDA in 2020 and 2021.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix



CAPITAL ALLOCATION

We are Focused on Growing Shareholder Value Over the Long Term Through a Balanced Capital Allocation Strategy

$ MILLIONS	MAINTAIN STRONG BALANCE SHEET	RETURN CASH TO SHAREHOLDERS	GROW CAD PER SHARE
STABLE CASH FLOW	TARGETS: LEVERAGE < 4X[1] ADEQUATE CASH LIQUIDITY > $400	DIVIDEND: • GROW SUSTAINABLY • $122/YEAR	MAINTENANCE CAPEX: • REFOREST, MILLS, LOTS • ~$40 / YEAR
VARIABLE CASH FLOW	ACTUAL 12/31/2021: LEVERAGE = 0.7X[1] CASH = $296 LIQUIDITY = $595	SHARE REPURCHASES: • >20% NAV DISCOUNT • 10b5-1 PLAN IN PLACE SPECIAL DIVIDENDS: • $276 Q4 2021	DISCRETIONARY CAPEX: • >20% IRR ACCRETIVE ACQUISITIONS: • TIMBERLANDS, MILLS

GROW

SHAREHOLDER VALUE

2014-2021

DIVIDENDS	SHARE REPURCHASES	ACQUISITIONS	CAPEX
$993 MILLION[2]	$46 MILLION	$1.9 BILLION	$331 MILLION

1 | EBITDDA leverage is a non-GAAP measure and target is through a cycle; see appendix for definition.
2 | Includes a $4 per share, or $276 million, special dividend.

Returning Cash to Shareholders Through a Sustainable, Growing Dividend and Opportunistic Share Repurchases is a Key Part of our Value Proposition

SUSTAINABLE AND GROWING DIVIDENDS



42% INCREASE IN REGULAR DIVIDEND PER SHARE SINCE 2012
$ PER SHARE[1]
$1.24
$1.40
$1.50
$1.60
$1.64
$1.76
Q4 2011
Q4 2013
Q4 2014
Q4 2017
Q4 2020
Q4 2021

90% PAYOUT IN 2021[4]

124% INCREASE IN REGULAR DIVIDEND PAYOUT SINCE 2012

3.3% YIELD[2]

TIMBERLANDS **> 80%** OF GROSS ASSET VALUE

OPPORTUNISTIC SHARE REPURCHASES

REPURCHASED

$46 Million

AT $35 PER SHARE

$59 Million

REMAINING ON AUTHORIZATION

33%

DIFFERENCE IN SHARE PRICE: REPURCHASE VS. ISSUANCE[3]

1 | Annual run rate.
2 | Based on closing stock price of $53.79 on February 1, 2022.
3 | We issued 22 million shares at $52 per share in 2018 to consummate the Deltic Timber merger.
4 | Includes $276 million special dividend.

We are Growing Our Business in a Disciplined Way Over Time

CAPITAL EXPENDITURES


$ MILLIONS
80
70
60
50
40
30
20
10
0
$52
$64
$46
$65
$70
2018
2019
2020
2021
2022 Fcst[1]
Wood Products
Timberlands Reforestation & Roads
Real Estate Development
Corporate
Maintenance (Reforestation, Mills, and Lot Development)

KEY MERGERS & ACQUISITIONS



MISSISSIPPI/ALABAMA ACQUISITIONS 2014



DELTIC TIMBER MERGER 2018



LOUTRE TIMBER MERGER 2021

1 | 2022 Forecast based on current management expectations. Includes $15M for the Ola, Arkansas sawmill rebuild. The Ola Sawmill rebuild funding is mostly covered by insurance.

Maintaining a Strong Balance Sheet and Ample Liquidity Provides the Flexibility to be Opportunistic

$ MILLIONS

Market Cap[1]	Debt[4]	Cash[4]	Enterprise Value	$595 Million[4]
$3,715	$758	($296)	$4,177	LIQUIDITY

INVESTMENT GRADE

MOODY'S
Baa3

S&P
BBB-

DEBT METRICS[4]

NET DEBT TO ENTERPRISE VALUE[2]	11.1%
ADJUSTED EBITDDA LEVERAGE-LTM[2]	0.7x
WEIGHTED AVERAGE COST OF DEBT[3]	3.1%

NO SIGNIFICANT NEAR-TERM DEBT MATURITIES


$ MILLIONS
$40
$40
$176
$100
$28
$0
$100
$190
$46
$40
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
Refinance Rates Locked
Refinance Rates Not Locked

1 | Based on closing stock price of $53.79 on February 1, 2022.
2 | Adjusted EBITDDA leverage and net debt to enterprise value are non-GAAP measures. See appendix for definitions.
3 | Weighted average cost of debt excludes amortization of deferred issuance costs and credit facility fees and includes annual estimated patronage credit on term loan debt.
4 | As of December 31, 2021.

We are Committed to Environmental and Social Responsibility and to Responsible Governance

ENVIRONMENTAL[1]

LONG-TERM SUSTAINABLE FOREST MANAGEMENT PLANS INCORPORATE BEST MANAGEMENT PRACTICES

HARVESTED 3.2% OF TIMBERLANDS, INCLUDING THINNING

22 Million SEEDLINGS PLANTED

FORESTRY PRACTICES 100% Third Party Certified

PROTECTED ENDANGERED SPECIES AND PROMOTED BIOLOGICAL DIVERSITY

PROTECTED 2,300 MILES OF RIVERS AND STREAMS

RENEWABLE ENERGY 43% OF TOTAL USED AT FACILITIES

SOCIAL[1]

FOCUSED ON DIVERSITY AND INCLUSION

WOMEN CONSTITUTE 30% OF OUR SALARIED ROLES

WORKFORCE DEVELOPMENT

OUR WOOD PRODUCTS TCIR IS 1.6 OUR SAFETY ASPIRATION IS Zero INCIDENTS

VPP STATUS AT 4 of 7 FACILITIES

CONNECTED TO OUR COMMUNITIES

NEARLY ALL TIMBERLANDS AVAILABLE FOR PUBLIC ACCESS AND RECREATION

GOVERNANCE[1]

INDEPENDENT BOARD OF DIRECTORS

33% WOMEN DIRECTORS

ESG Governance INCORPORATES CROSS-FUNCTIONAL TEAMS AND BOARD OVERSIGHT

COMPREHENSIVE POLICIES REFLECT OUR HIGH STANDARDS AND ETHICS

ENTERPRISE RISK MANAGEMENT FRAMEWORK, INCLUDING CLIMATE RISKS

ONGOING STAKEHOLDER ENGAGEMENT

PUBLIC ADVOCACY AND PARTICIPATION IN Over 30 RESEARCH ORGANIZATIONS AND COALITIONS

CORE UNITED NATIONS SDGS

8 DECENT WORK AND ECONOMIC GROWTH

12 RESPONSIBLE CONSUMPTION AND PRODUCTION

13 CLIMATE ACTION

15 LIFE ON LAND

17 PARTNERSHIPS FOR THE GOALS

SUPPORTED UNITED NATIONS SDGS

3 GOOD HEALTH AND WELL-BEING

4 QUALITY EDUCATION

16 PEACE, JUSTICE AND STRONG INSTITUTIONS

1 | Data from 2020 ESG Report. Percentage women Directors as of January 1, 2022. Seedlings planted and women in salaried roles are for 2021.

Superior Financial, ESG and Capital Allocation Performance Benefits all PotlatchDeltic Stakeholders, Now and Long into the Future

TOTAL SHAREHOLDER RETURN


$290
$270
$250
$230
$210
$190
$170
$150
$130
$110
$90
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
PotlatchDeltic
NAREIT Equity Index
S&P 500 Index
2021 Peer Group[1]



Environmental Responsibility



Social Responsibility



Responsible Governance

1 | Peer Group: RYN, JOE, UFPI, WY

APPENDIX

Adjusted EBITDDA Reconciliation

$ MILLIONS

		2016	2017	2018	2019	2020	2021
TIMBERLANDS	Northern Timberlands operating income	$65	$94	$105	$63	$114	$197
	Depreciation, depletion and amortization	10	8	9	8	8	8
	Northern Timberlands EBITDDA	$75	$102	$114	$71	$122	$205
	Southern Timberlands operating income	$17	$12	$16	$25	$18	$20
	Depreciation, depletion and amortization	14	13	40	38	43	38
	Southern Timberlands EBITDDA	$31	$25	$56	$63	$61	$58
	Timberlands Segment Adjusted EBITDDA	**$106**	**$127**	**$170**	**$134**	**$183**	**$263**
WOOD PRODUCTS	Operating income (loss)	$25	$73	$108	($10)	$152	$363
	Depreciation, no-cash impairments & eliminations	7	7	23	23	24	31
	Wood Products Segment Adjusted EBITDDA	**$32**	**$80**	**$131**	**$13**	**$176**	**$394**
REAL ESTATE	Operating income[1]	$19	$19	$23	$43	$60	$20
	Basis of real estate sold and depreciation	8	7	17	20	27	28
	Real Estate Segment Adjusted EBITDDA	**$27**	**$26**	**$40**	**$63**	**$87**	**$48**
CORPORATE	Corporate expense	($28)	($43)	($63)	($37)	($50)	($48)
	Depreciation and eliminations	(3)	(2)	(5)	6	(14)	(4)
	Special items[2]	-	8	24	-	-	-
	Total Adjusted EBITDDA	**$134**	**$196**	**$297**	**$179**	**$382**	**$653**

1 | Excludes the 2016 central Idaho timberland sale.

2 | Special items include Deltic merger costs of $3 million, environmental charge of $5 million in 2017, Deltic merger costs of $22 million, and inventory purchase price adjustment of $2 million in 2018.



APPENDIX

Definitions

TOTAL ADJUSTED EBITDDA

is a non-GAAP measure and is calculated as net income adjusted for interest expense, income taxes, depletion, depreciation and amortization, basis of real estate sold, non-operating pension and other post-retirement benefit costs, pension settlement charge, gains and losses on disposition of fixed assets, net gains and losses on fire damage, and other special items.

Throughout this presentation, references to EBITDDA are intended to be Adjusted EBITDDA.

ADJUSTED EBITDDA LEVERAGE

is a non-GAAP measure and is calculated as net debt divided by Total Adjusted EBITDDA.

SEGMENT ADJUSTED EBITDDA

is a non-GAAP measure and is calculated as segment operating income (loss) adjusted for depletion, depreciation and amortization, basis of real estate sold, gains and losses on disposition of fixed assets, non-cash impairments and other special items.

CASH AVAILABLE FOR DISTRIBUTION (CAD)

is a non-GAAP measure and is calculated as cash from operations minus capital expenditures and timberland acquisitions not classified as strategic.

NET DEBT TO ENTERPRISE VALUE

is a non-GAAP measure and is calculated as net debt divided by enterprise value. Net Debt is a non-GAAP measure and is calculated as long-term debt (plus long-term debt due within a year), less cash and cash equivalents.

SFI®

is Sustainable Forestry Initiative.®

FSC®

is Forest Stewardship Council.®



Jerry Richards

VICE PRESIDENT & CHIEF FINANCIAL OFFICER

509.835.1521

POTLATCHDELTIC.COM

Nasdaq : PCH

Q1 2022